                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            May 20, 2004
                                                 -------------------------------

                            Kimco Realty Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Maryland                     13-2744380                 1-10899
----------------------------          -----------               -------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                   3333 New Hyde Park Road
                   New Hyde Park, New York                      11042-0020
           ----------------------------------------             ----------
           (Address of principal executive offices)             (Zip Code)





Registrant's telephone number, including area code    (516) 869-9000
                                                    -------------------


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

On May 20, 2004, the Board of Directors of Kimco Realty Corporation (the "Company") met and resolved to increase the ownership limit under the Company's Charter with respect to the Company's common stock from 2% to 9.8%. As a result, no holder may own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Internal Revenue Code of 1986, as amended, more than 9.8% in value of the outstanding shares of the Company's common stock.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kimco Realty Corporation
                                ------------------------------
                                        (Registrant)

Date May 21, 2004               By: /s/ Michael V. Pappagallo
-----------------               ---------------------------------------
                                Name: Michael V. Pappagallo
                                Its:  Vice President and Chief Financial Officer






                                      -3-